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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): NOVEMBER 26, 1997
                                                       -----------------


                          MCII HOLDINGS (USA), INC.
--------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


  DELAWARE                          333-08871                      86-0830781
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(State or other              (Commission File Number)           (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                     Number)


10 EAST GOLF ROAD, DES PLAINES, ILLINOIS                              60016
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                               (847) 299-9900
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)


                                     N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


                       Exhibit Index Appears at Page 4



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                          MCII HOLDINGS (USA), INC.


ITEM 5.   OTHER EVENTS

     On November 26, 1997 Corsorcio G Grupo Dina, S.A. de C.V. and MCII Holdings (USA), Inc. (the "Registrant") (collectively the "Issuers") commenced a Consent Solicitation to holders of the Issuers' Senior Secured Discount Notes due November 15, 2002 (the "Notes") to approve a proposed amendment to the indenture for the Notes to increase the amount of debt that Motor Coach Industries International, Inc., the wholly owned U.S. subsidiary of the Registrant ("MCII"), and its consolidated subsidiaries could incur. The Issuers are requesting approval of the proposed amendment to increase financial flexibility and in connection with a new $400 million Senior Secured Credit Facility being negotiated for MCII. The terms, the conditions and certain other information relating to the Consent Solicitation are discussed in the attached Consent Solicitation Statement (the "Consent Solicitation Statement") dated November 26, 1997 which is incorporated herein by reference.

     The Consent Solicitation Statement contains certain forward looking statements that involve a number of risks and uncertainties including certain financial information, financial projections and proposed plans, which are described under the heading "Purpose of the Consent Solicitation" in the Consent Solicitation Statement. Actual events or results may differ materially from the Company's expectations. The forward looking statements in the Consent Solicitation Statement represent the Registrant's judgment as of November 26, 1997.

     Incorporated by reference are the Consent Solicitation Statement and the Consent Form issued by the Registrant and Consorcio G Grupo Dina, S.A., de C.V. on November 26, 1997, copies of which are attached hereto and made a part hereof.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          The Exhibits listed on the accompanying Exhibit Index are filed as a part of this Report and are incorporated herein by reference.




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MCII HOLDINGS (USA), INC.,
                                    a Delaware corporation


Date: November 26, 1997             By: /s/ Guillermo Kareh Aarun
                                       ------------------------------
                                    Name: Guillermo Kareh Aarun

                                    Title: Director, General Counsel and
                                           Secretary




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                              INDEX TO EXHIBITS




Exhibit No.                              Description
-----------                 ------------------------------------
99.1                        Consent Solicitation Statement dated
                            November 26, 1997 of the Registrant and
                            Consorcio G Grupo Dina, S.A. de C.V.

99.2                        Consent Form dated November 26, 1997 of the
                            Registrant and Consorcio G Grupo Dina, S.A. de C.V.




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